UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 October 10, 2002
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

Item 5.    Other Events

In connection with the offering of up to 1,050,000 (1,100,000 if the underwriters' over-allotment option is fully exercised) shares of the Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share (liquidation preference $25 per share) (the "Series F Preferred Stock"), of Mid-America Apartment Communities, Inc. (the "Company"), attached to this report are the exhibits listed below.

Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits.

       The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Number          Description

12.1            Statement regarding computation of ratios

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchnage Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  October 11, 2002     /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)

EXHIBIT 12.1

Dollars in thousands
                                                      Six Months Ended
                                                           June 30,                         Year Ended December 31,
                                                   -----------------------   -------------------------------------------------------
                                                     2002         2001         2001        2000        1999       1998       1997
                                                   ----------  -----------   ----------  ----------  ---------  ---------  ---------
Income before gains on dispositions,
    minority interest in operating partnership
    income and extraordinary items                  $  9,071     $  9,993     $ 20,371    $ 21,030   $ 25,899   $ 29,593   $ 22,542
Equity in loss of real estate joint venture              213          111          296         157         31          -          -
Fixed charges:
    Interest expense                                  24,724       27,302       52,598      50,736     48,302     45,704     28,943
    Estimate of interest within rental expense             -           88          158         407         77         41         56
    Deferred financing costs                           1,321        1,165        2,352       2,758      2,854      2,348        888
    Interest capitalized                                 239          811        1,382       3,730      3,967      4,265        388
Distributed income of equity investees                   121          253          289         267          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
                                                      35,689       39,723       77,446      79,085     81,130     81,951     52,817
Interest capitalized                                    (239)        (811)      (1,382)     (3,730)    (3,967)    (4,265)      (388)
Minority interest in pre-tax income of
    subsidiaries that have not incurred
    fixed charges                                          -            -            -           -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
       Earnings                                     $ 35,450     $ 38,912     $ 76,064    $ 75,355   $ 77,163   $ 77,686   $ 52,429
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Fixed charges:
    Interest expense                                $ 24,724     $ 27,302     $ 52,598    $ 50,736   $ 48,302   $ 45,704   $ 28,943
    Estimate of interest within rental expense             -           88          158         122         77         41         56
    Deferred financing costs                           1,321        1,165        2,352       2,758      2,854      2,348        888
    Interest capitalized                                 239          811        1,382       3,730      3,967      4,265        388
------------------------------------------------------------------------------------------------------------------------------------
       Fixed charges                                $ 26,284     $ 29,366     $ 56,490    $ 57,346   $ 55,200   $ 52,358   $ 30,275
------------------------------------------------------------------------------------------------------------------------------------

Ratio of earnings to fixed charges                      1.3x         1.3x         1.3x        1.3x       1.4x       1.5x       1.7x

Fixed charges:
    Interest expense                                $ 24,724     $ 27,302     $ 52,598    $ 50,736   $ 48,302   $ 45,704   $ 28,943
    Estimate of interest within rental expense             -           88          158         122         77         41         56
    Deferred financing costs                           1,321        1,165        2,352       2,758      2,854      2,348        888
    Interest capitalized                                 239          811        1,382       3,730      3,967      4,265        388
Preferred stock dividends                              8,057        8,057       16,113      16,114     16,114     11,430      5,252
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       Combined fixed charges and preferred stock
         dividends                                  $ 34,341     $ 37,423     $ 72,603    $ 73,460   $ 71,314   $ 63,788   $ 35,527
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Ratio of earnings to combined fixed charges
  and preferred stock dividends                         1.0x         1.0x         1.1x        1.0x       1.1x       1.2x       1.5x
